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                                                                  EXHIBIT 10.6.1

                               AMENDMENT NO. 2 TO
                              SC110NAV05 AGREEMENT

                                     BETWEEN

                        SPRINT/UNITED MANAGEMENT COMPANY
                                       AND
                                 VISUAL NETWORKS

This Amendment No. 2 (the "Amendment") by and between Sprint/United Management Company, a Kansas corporation ("Sprint") and Visual Networks, a Delaware corporation ("Supplier") amends the MASTER RESELLER AGREEMENT dated August 23, 1996, by and between Sprint and Supplier (the "Agreement"). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

I.     BACKGROUND

       A.     Supplier and Sprint entered into the Agreement August 23, 1996.
       B. Sprint and Supplier agree to modify the Agreement as set forth in this Amendment.

In consideration of the promises and agreements contained in this Amendment, the parties agree as follows:

II.    AMENDMENT

       The parties agree to modify the paragraph (a) to Article 2.0 of the Agreement as follows:

       This Agreement begins on the Effective Date and will remain in force for a period of three (3) years and four (4) months, unless terminated as provided in this Agreement.

III.   GENERAL

       Other than as set forth above, the Agreement remains unchanged and in full force and effect. In the event of a conflict between the terms of the Agreement and this Amendment, this Amendment will control.

       This Amendment, executed by authorized representatives of Sprint and Supplier, is made a part of and incorporates the terms and conditions of the Agreement.

       SPRINT/UNITED MANAGEMENT                 VISUAL NETWORKS
       COMPANY

         /s/ Frank J. Clifford                    /s/ Richard H. Deily
       ---------------------------              ---------------------------
       Signature                                Signature

       Frank J. Clifford                        Richard H. Deily
       Lead Negotiator                          Director Treasury Operations

          8/12/99                                 8/15/99
       ---------------------------              ---------------------------
       Date                                     Date
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